UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JULY 31, 2006
                Date of Report (Date of earliest event reported)


                                GERON CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                     0-20859                  75-2287752
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                    Identification Number)

        230 Constitution Drive                                     94025
        Menlo Park, California                                   (Zip Code)
(Address of principal executive offices)

                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     Geron Corporation (the "Company") is furnishing this information under Item
2.02 of Form 8-K.

     The information in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information in this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

     On July 31, 2006, Geron Corporation issued a press release announcing its financial results for the three and six months ended June 30, 2006. A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

     (d)  Exhibits

          99.1 Press release dated July 31, 2006.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GERON CORPORATION


Date: July 31, 2006                       By:    /s/ David L. Greenwood
                                                 -------------------------------
                                          Name:  David L. Greenwood
                                          Title: Executive Vice President, Chief
                                                 Financial Officer

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                                  EXHIBIT INDEX


Exhibit
-------

 99.1      Press release dated July 31, 2006